UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 6, 2002

WESTSPHERE ASSET CORPORTION INC.

(Exact name of registrant as specified in its charter)

Colorado 0-32051 98-0233968

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification Number No.)

Suite 212, 214 - 11th Avenue S.E., Calgary, Alberta T2G 0X8

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 290-0264

(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

Westsphere Asset Corporation, Inc.'s President and Chief Executive Officer, Mr. Douglas Mac Donald, today announced that Westsphere Asset Corporation has determined that an unauthorized e-mail news alert dated February 5, 2002 has been distributed extensively outlining the development of its wholly owned subsidiary E-Debit International Inc.

Westsphere Asset Corporation, Inc. has not authorized nor initiated any release pertaining to the E-Debit process since the October 5, 2001 announcement that it had completed the majority acquisition of E-Debit International Inc. As a result of the world altering circumstances of September 2001 Westsphere management determined that the consequences of anonymous electronic funds transfers was not corporately acceptable nor had any application in the present economic or world environment.

As a result Westsphere has redirected the development efforts of E-Debit to focus on the integration within the ongoing business and financial operations of its wholly owned subsidiary Vencash Capital Corporation and its joint venture operation with TRAC P.O.S. Processing Inc.

The unauthorized e-mail news alert that was distributed outlines dated information that is in excess of six months old and has no relevancy to the present development state of E-Debit International Inc.

Westsphere Asset Corporation, Inc. has experienced significant fourth quarter growth within its wholly owned subsidiary Vencash Capital Corporation experiencing an increase of 34% in the Automated Banking Machine sites it operates and with the recent successful completion Point of Sale test operations conducted by TRAC P.O.S. Processing Inc., Westsphere expects an aggressive expansion and significant growth in both companies this year.

Doug Mac Donald, President of Westsphere stated, "It our intention to develop a fully integrated company for "Point of Sale", "Automated Banking Machines", "e-commerce and shared cash solutions, and redevelopment of an E-Debit process based on the success of our other cash producing business operations is being pursued. We are presently in the process of reviewing our options in regard to the unauthorized distribution of dated and inaccurate information centering on the activities of E-Debit International Inc."

This Current Report on Form 8-K contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and Westsphere Asset Corporation Inc. does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

DISCLAIMER

Forward-Looking Statements: This report contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and Westsphere Asset Corporation Inc. does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 7, 2002

WESTSPHERE ASSET CORPORTION INC. By:/s/ DOUGLAS MAC DONALD_____ Name: Douglas Mac Donald Title: President